UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003		75-2259890
(Commission File Number)		(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

214-631-1166
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 27, 2010, the Registrant completed two term securitizations through its newly-formed and fully consolidated special purpose finance subsidiaries, Silverleaf Finance VIII, LLC (“SF-VIII”) and Silverleaf Finance IX, LLC (“SF-IX”), both Delaware limited liability companies.

Silverleaf Finance VIII, LLC
SF-VIII was formed for the purpose of issuing approximately $104.4 million of its Timeshare Loan-Backed Notes Series 2010-B (“Series 2010-B Notes”) in a private placement to institutional purchasers through BB&T Capital Markets. The Series 2010-B Notes were issued pursuant to a separate indenture by and among the Registrant, as servicer of the timeshare loans, SF-VIII as issuer, and Wells Fargo Bank, National Association, as indenture trustee, custodian, backup servicer, and account intermediary. The Series 2010-B Notes were issued in two classes with a blended coupon rate of 6.47% and a final maturity date of May 2022.
The Series 2010-B Notes are secured by approximately $126.2 million in timeshare loans sold to SF-VIII by the Registrant and one of the Registrant's other fully consolidated special purpose finance subsidiaries. The timeshare loans sold to SF-VIII were previously pledged as collateral by the Registrant under revolving credit facilities with senior lenders, or previously sold by the Registrant to certain of its other fully consolidated special purpose finance subsidiaries. The cash proceeds from the sale of the timeshare loans to SF-VIII were primarily used to repay approximately $94.8 million in consolidated indebtedness to senior lenders. A portion of the initial proceeds was used for deposits in required cash reserve accounts and payment of certain transaction fees and expenses. All timeshare loans purchased by SF-VIII were acquired without recourse, except in the case of breaches of customary representations and warranties made in connection with the sale of the timeshare loans. The Registrant continues to be responsible for servicing the timeshare loans pursuant to the terms of the indenture and will receive a fee for its services.

Silverleaf Finance IX, LLC
SF-IX was formed for the purpose of issuing approximately $48.4 million of its Timeshare Loan-Backed Notes Series 2010-C (“Series 2010-C Notes”). The Series 2010-C Notes were privately placed under Regulation D of the Securities Act of 1933. The Series 2010-C Notes were issued pursuant to a separate indenture by and among the Registrant, as servicer of the timeshare loans, SF-IX, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, custodian, backup servicer, and account intermediary. The Series 2010-C Notes were issued in two classes with a blended coupon rate of 12.00% and have a final maturity date of July 2022.
The Series 2010-C Notes are secured by approximately $64.6 million in timeshare loans sold to SF-IX, by the Registrant and one of the Registrant's other fully consolidated special purpose finance subsidiaries. The timeshare loans sold to SF-IX were previously pledged as collateral by the Registrant under revolving credit facilities with senior lenders, or previously sold by the Registrant to certain of its other fully consolidated special purpose finance subsidiaries. The cash proceeds from the sale of the timeshare loans to SF-IX were primarily used to repay approximately $35.7 million in consolidated indebtedness to senior lenders. Approximately $10.9 million of the proceeds received by SF-IX will be held in a special prefunding account under the terms of the indenture through the prefunding termination date of April 30, 2011. The Registrant has until the prefunding termination date to sell up to approximately $14.5 million in additional qualifying timeshare loans to SF-IX. All funds held in the prefunding account that are not used by SF-IX to finance the purchase of additional qualifying timeshare loans from the Registrant during the prefunding period will be returned to the holders of the Series 2010-C Notes as a distribution of principal. A portion of the initial proceeds was used for deposits in required cash reserve accounts and payment of certain transaction fees and expenses. The Registrant continues to be responsible for servicing the timeshare loans pursuant to the terms of the indenture and will receive a fee for its services. The Registrant entered into a guaranty regarding the SF-IX Series 2010-C Notes in which the Registrant will be liable for all aggregate defaulted timeshare loan make-whole amounts, if any, determined prior to each monthly payment date.

The description of the Series 2010-B and Series 2010-C Notes contained herein is qualified in its entirety by reference to the Indentures, copies of which are attached as Exhibit 10.1 and Exhibit 10.5 to this Form 8-K and incorporated herein by reference.

Amended Loan Agreement with CapitalSource Bank
Effective December 22, 2010, the Registrant entered into a Second Amended and Restated Inventory Loan and Security Agreement (“Loan Agreement”) with CapitalSource Bank, a California industrial bank, as successor in interest to CapitalSource Finance LLC, to amend its inventory and acquisition revolving line of credit. Pursuant to the Loan Agreement, a receivables component has been added to the revolving credit facility with the maximum initial aggregate commitment for all three components remaining at $50 million. The commitment under the inventory component will be $45 million effective June 15, 2011, $37.5 million effective December 15, 2011, $30 million effective June 15, 2012, $22.5 million effective December 15, 2012, and $15 million effective June 15, 2013. The commitment under the acquisition component will remain the same at $15 million. The commitment under the receivables component is the same as the maximum aggregate commitment, subject to aggregate borrowings under the inventory and acquisition components. The revolving term of the inventory and acquisition components was extended from April 30, 2011 to November 30, 2013 and the revolving term for the receivables component will expire on November 30, 2013. The maturity date for all three components will be November 30, 2016. The interest rate for the inventory and acquisition components is LIBOR plus 6.25% with the interest rate floor remaining at 7.00%. The interest rate for the receivables component is LIBOR plus 5.50% with an interest rate floor of 6.25%.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit

*10.1	Indenture dated as of December 27, 2010 between the Registrant, Silverleaf Finance VIII, LLC, and Wells Fargo Bank, National Association
*10.2	Standard Definitions to Indenture
*10.3	Transfer Agreement dated as of December 27, 2010 between the Registrant and Silverleaf Finance VIII, LLC
*10.4	Loan Sale Agreement dated as of December 27, 2010 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance VIII, LLC
*10.5	Indenture dated as of December 27, 2010 between the Registrant, Silverleaf Finance IX, LLC, and Wells Fargo Bank, National Association
*10.6	Standard Definitions to Indenture
*10.7	Transfer Agreement dated as of December 27, 2010 between the Registrant and Silverleaf Finance IX, LLC
*10.8	Loan Sale Agreement dated as of December 27, 2010 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance IX, LLC
*10.9	Guaranty Agreement dated as of December 27, 2010 between the Registrant, Silverleaf Finance IX, LLC, and Wells Fargo Bank, National Association
*10.10
Second Amended and Restated Inventory Loan and Security Agreement dated as of December 22, 2010 between the Registrant and CapitalSource Bank, a California industrial bank, as successor in interest to CapitalSource Finance LLC

_______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	December 29, 2010	SILVERLEAF RESORTS, INC.

		By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Indenture dated as of December 27, 2010 between the Registrant, Silverleaf Finance VIII, LLC, and Wells Fargo Bank, National Association
*10.2	Standard Definitions to Indenture
*10.3	Transfer Agreement dated as of December 27, 2010 between the Registrant and Silverleaf Finance VIII, LLC
*10.4	Loan Sale Agreement dated as of December 27, 2010 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance VIII, LLC
*10.5	Indenture dated as of December 27, 2010 between the Registrant, Silverleaf Finance IX, LLC, and Wells Fargo Bank, National Association
*10.6	Standard Definitions to Indenture
*10.7	Transfer Agreement dated as of December 27, 2010 between the Registrant and Silverleaf Finance IX, LLC
*10.8	Loan Sale Agreement dated as of December 27, 2010 between the Registrant, Silverleaf Finance IV, LLC, and Silverleaf Finance IX, LLC
*10.9	Guaranty Agreement dated as of December 27, 2010 between the Registrant, Silverleaf Finance IX, LLC, and Wells Fargo Bank, National Association
*10.10
Second Amended and Restated Inventory Loan and Security Agreement dated as of December 22, 2010 between the Registrant and CapitalSource Bank, a California industrial bank, as successor in interest to CapitalSource Finance LLC

_______________
* filed herewith